UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported) January 31, 2005

AFLAC Incorporated

(Exact name of Registrant as specified in its charter)

GEORGIA	001-07434	58-1167100
(State or other jurisdiction of	(Commission	(I.R.S. Employer Identification No.)
of incorporation)	File Number)

1932 Wynnton Road, Columbus, Georgia		31999
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (706) 323-3431

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  REGULATION FD DISCLOSURE

     Aflac is providing its press release dated January 31, 2005 in which it announced the promotion of Ronald E. Kirkland to the position of senior vice president, director of sales for Aflac U.S. herein as Exhibit 99.1. Kirkland replaces Bradley S. Jones, who will continue to work with Aflac U.S. in the marketing area.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

	99.1	-	Press release dated January 31, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
AFLAC Incorporated

/s/ Ralph A. Rogers, Jr.	January 31, 2005

(Ralph A. Rogers, Jr.)
Senior Vice President, Financial Services
Chief Accounting Officer

EXHIBIT INDEX
99.1	-	Press release dated January 31, 2005